UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2018

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

(412) 434-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2018, PPG Industries, Inc. (the “Company”) completed a public offering of $300,000,000 aggregate principal amount of its 3.200% Notes Due 2023 (the “2023 Notes”) and $700,000,000 aggregate principal amount of its 3.750% Notes Due 2028 (the “2028 Notes” and, together with the 2023 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-212814) filed with the Securities and Exchange Commission on August 1, 2016 and the Prospectus included therein, as supplemented by a Prospectus Supplement dated February 22, 2018 and filed with the Securities and Exchange Commission on February 23, 2018.

The Company entered into an Underwriting Agreement with BNP Paribas Securities Corp. and J.P. Morgan Securities LLC, as representatives of each of the underwriters named therein (the “Underwriters”), in connection with the issuance and sale by the Company of the Notes. Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale. The Underwriting Agreement provides that the Company will sell the Notes to the Underwriters at issue prices of 99.167% and 99.207% of the principal amounts of the 2023 Notes and the 2028 Notes, respectively, and that the Underwriters will offer the 2023 Notes and the 2028 Notes to the public at prices of 99.767% and 99.857%, respectively, of the principal amounts thereof. Pursuant to the Underwriting Agreement, the Company has also agreed to indemnify the Underwriters and certain controlling persons against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, and to contribute to payments if the Underwriters are required to make any payments in respect of any of these liabilities.

The Notes were issued pursuant to an indenture dated as of March 18, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of March 18, 2008, between the Company and the Trustee (the “First Supplemental Indenture”), and a Seventh Supplemental Indenture, dated as of February 27, 2018, between the Company and the Trustee (the “Seventh Supplemental Indenture and, together with the First Supplemental Indenture and the Original Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture contains covenants applicable to the Notes that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase Notes upon a Change of Control Triggering Event (as defined in the Seventh Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, which may include (i) working capital, (ii) capital expenditures, (iii) investments in or loans to our subsidiaries or joint ventures, (iv) the repayment, redemption or refinancing of debt, (v) the redemption or repurchase of our outstanding securities, (vi) funding of possible acquisitions, and (vii) satisfaction of other obligations of ours. Pending any use of the net proceeds of this offering, the net proceeds may be invested in short-term instruments.

The foregoing is a summary of the material terms and conditions of the Underwriting Agreement, Notes and Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of (i) the Underwriting Agreement, which is set forth in its entirety and filed as Exhibit 1.1 to this Current Report on Form 8-K, (ii) the Original Indenture, which is set forth in its entirety and filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (iii) the First Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 18, 2008, (iv) the Seventh Supplemental Indenture, which is set forth in its entirety and filed as Exhibit 4.3 to this Current Report on Form 8-K, and (v) forms of the 2023 Notes and the 2028 Notes, which are filed as Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference. The opinion of the Company’s counsel as to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 22, 2018 among PPG Industries, Inc. and BNP Paribas Securities Corp. and J.P. Morgan Securities LLC as representatives of the underwriters named therein.

4.1	Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.2	First Supplemental Indenture, dated as of March 18, 2008, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., was filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on March 18, 2008.

4.3	Seventh Supplemental Indenture, dated as of February 27, 2018, between PPG Industries, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of 3.200% Notes Due 2023 (included in Exhibit 4.1 hereto).

4.5	Form of 3.750% Notes Due 2028 (included in Exhibit 4.1 hereto).

5.1	Opinion of K&L Gates LLP.

23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2018	PPG INDUSTRIES, INC. (Registrant)

	By:	/s/ Michael H. McGarry
Michael H. McGarry
Chairman and Chief Executive Officer